SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 COREFUNDS, INC.
                -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      same
       ------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11(1).

         1)  Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------


         2)  Aggregate number of securities to which transaction applies:

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         3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4)  Proposed maximum aggregate value of transaction:

            -------------------------------------------------------------------


         5)  Total fee paid:

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[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

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         2)  Form, Schedule or Registration Statement No.:

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         3)  Filing Party:

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         4)  Date Filed:

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


                                 COREFUNDS, INC.
                            INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------

                       IMPORTANT SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


This document contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund. Each proxy card may be completed by checking the appropriate box and voting for or against the specific proposals relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the board of directors.

Please spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Fund will not need to conduct additional mailings.

Please take a few moments to exercise your right to vote. Thank you.

--------------------------------------------------------------------------------

                                 COREFUNDS, INC.
                            International Growth Fund
                             c/o SEI Fund Resources
                            530 East Swedesford Road
                            Wayne, Pennsylvania 19087

                    Notice of Special Meeting of Shareholders
                                December 15, 1997

To the Shareholders of CoreFunds, Inc.

Notice is hereby given that a special meeting of shareholders (the "Meeting") of the International Growth Fund (the "Fund") of CoreFunds, Inc. (the "Company"), will be held at the offices of SEI Fund Resources, 530 East Swedesford Road, Wayne, Pennsylvania 19087, on December 15, 1997, at 3:30 p.m., local time, for the following purposes:

         1. To consider and vote upon a proposal to approve a new sub-advisory agreement between CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), and Aberdeen Fund Managers Inc. ("Aberdeen") relating to the management of a portion of the assets of the International Growth Fund.

         2. To transact other business that may properly come before the Meeting or any adjournments thereof.

Proposal 1 relates to the consideration of a new sub-advisory agreement between CoreStates Advisers and Aberdeen. The current agreement between Aberdeen and CoreStates Advisers terminated when Aberdeen's parent corporation purchased Scottish Provident Institution's investment management business. Under the Investment Company Act of 1940, this transaction resulted in an "assignment," which caused the termination of the agreement. Provided that the new contract is approved by the shareholders, Aberdeen will continue to serve as sub-adviser under the new agreement described in the attached proxy statement.

The Board of Directors is recommending that Shareholders of the Fund approve the new sub-advisory agreement between CoreStates Advisers and Aberdeen.

All Shareholders are cordially invited to attend the Meeting. Regardless of whether you plan to attend the Meeting, please complete, sign and date the enclosed Proxy and return it promptly in the enclosed envelope so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

Shareholders of record at the close of business on October 31, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                         By Order of the Board of Directors,


                                         /s/ James W. Jennings
                                         --------------------------
                                         James W. Jennings
                                         Secretary
November 17, 1997

                PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY
                  IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID
                   ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                 COREFUNDS, INC.
                            International Growth Fund
                             c/o SEI Fund Resources
                            530 East Swedesford Road
                            Wayne, Pennsylvania 19087

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                                December 15, 1997


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CoreFunds, Inc. (the "Company"), on behalf of the International Growth Fund (the "Fund"), for use at the Special Meeting of Shareholders to be held at the offices of SEI Fund Resources ("Fund Resources"), 530 East Swedesford Road, Wayne, Pennsylvania 19087, on Monday, December 15, 1997, at 3:30 p.m., local time, and at any adjourned session thereof (this meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of record at the close of business on October 31, 1997 ("Shareholders"), are entitled to vote at the Meeting.

         As of October 31, 1997, the Fund had 11,627,065.502 shares outstanding.

         Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter at the Meeting. In addition to the solicitation of proxies by mail, directors and officers of the Company and officers and employees of Fund Resources, the Administrator for the Fund, may solicit proxies in person or by telephone or facsimile. Certain shareholders will receive information on how to vote their proxies by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by Aberdeen Fund Managers Inc. ("Aberdeen"). The Proxy Card and this Proxy Statement are being mailed to the Shareholders on or about November 17, 1997.

         Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Company at 530 E. Swedesford Road, Wayne, Pennsylvania 19087, by properly executing a later-dated proxy, or by attending at the Meeting and voting in person.

                                  INTRODUCTION

The Company is organized as a Maryland corporation and is not required to hold annual meetings of Shareholders. This Meeting is being called to permit Shareholders of the Fund to vote on a new sub-advisory agreement, which is to take effect upon the termination of the existing agreement. The existing agreement terminated upon the completion of the transaction between Aberdeen's parent corporation and Scottish Provident Institution ("Scottish Provident"), as more fully described below. This Proxy Statement solicits votes on the proposal to approve a new sub-advisory agreement between CoreStates Advisers and Aberdeen relating to the management of a portion of the assets of the Fund.

I.       PROPOSAL 1. Approval of a New Sub-Advisory Agreement for the Fund

Background

         At the Meeting, Shareholders will be asked to approve a new sub-advisory agreement for the Fund by and between CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), and Aberdeen relating to the Fund. The new agreement is needed to replace the existing sub-advisory agreement between CoreStates Advisers and Aberdeen (the "Existing Sub-Advisory Agreement"), which terminated upon the conclusion of a transaction whereby Aberdeen's parent corporation, Aberdeen Asset Management PLC (formerly, Aberdeen Trust PLC) ("AAM"), issued 58,414,994 of its ordinary shares to Scottish Provident in exchange for Scottish Provident's investment management business (the "Transaction"). The amount of shares so issued, when added to shares already owned by Scottish Provident and its affiliates, amounts to approximately 41% of AAM's total shares. The Transaction technically caused an "assignment" of the current agreement and, as such, had the effect, under the Investment Company Act of 1940, as amended (the "1940 Act"), of causing it to terminate.

         Pursuant to Rule 15a-4 under the 1940 Act, an investment adviser may serve pursuant to an investment advisory contract for a period of up to 120 days following the termination of the contract by its assignment, provided that the new contract has been approved by the investment company's board of directors and the compensation payable under the contract does not exceed the compensation payable under the former contract. On September 4, 1997, the Company's Board, including a majority of the non-interested Directors approved a new sub-advisory agreement by and between CoreStates Advisers and Aberdeen embodying exactly the same terms and fees (the "New Sub-Advisory Agreement"). Accordingly, Shareholders are being asked to approve the New Sub-Advisory Agreement.

The Transaction

         On September 8, 1997, AAM, the parent of Aberdeen, acquired Prolific Financial Management plc ("Prolific"), an investment adviser located in the United Kingdom. As consideration for the acquisition, AAM issued 58,414,994 of its ordinary shares to Prolific's parent, Scottish Provident. Scottish Provident, which previously owned 1.7% of the outstanding shares of AAM, now controls, directly or through affiliates, 41% of AAM's shares. Because Aberdeen is a wholly-owned subsidiary of AAM, such change in ownership also constitutes a corresponding change in the ownership of Aberdeen. Under Section 15 of the 1940 Act, a change in control of an investment adviser is deemed to cause an assignment of all investment advisory contracts executed between the investment adviser and a registered investment company.

Board Approval of New Agreement

          Rule 15a-4 of the 1940 Act provides a mechanism for Aberdeen to continue to serve as sub-adviser to the Fund for a period of up to 120 days following the termination of its contract, provided that the New Sub-Advisory Agreement has been approved by a majority of the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, and that the compensation payable under the New Sub-Advisory Agreement does not exceed the compensation payable under the Existing Sub-Advisory Agreement.

         The Fund's Board of Directors approved the New Sub-Advisory Agreement and has called this special meeting of the Shareholders to approve the New Sub-Advisory Agreement. Aberdeen has agreed to pay all expenses relating to the procurement of a Shareholder vote. In the event that Shareholder approval is not forthcoming, CoreStates Advisers will meet with the Fund's Board to discuss its options, which may include allocating all of the Fund's assets to Martin Currie, Inc. ("Martin Currie"), the Fund's other sub-adviser, or recommending the hiring, subject to Board and Shareholder approval, of one or more new sub-advisers.

Description of the Fund's Management Arrangements

         The Fund operates using a multiple manager structure wherein CoreStates Advisers acts as investment adviser and Aberdeen and Martin Currie each act as sub-adviser for a portion of the Fund's assets. Under this arrangement, Aberdeen and Martin Currie each manage the day-to-day operations of discrete portions of the Fund's assets under the supervision of CoreStates Advisers. CoreStates Advisers receives an investment advisory fee for its services, and pays Aberdeen and Martin Currie out of its investment advisory fee.

Multiple Manager Arrangement

         Under the multiple manager structure, CoreStates Advisers has general oversight responsibility for the investment advisory services provided to the Fund, including formulating the Fund's investment policies and analyzing economic trends affecting the Fund. CoreStates Advisers is responsible, subject to Board oversight, for managing the allocation of assets among the Fund's Sub-Advisers and directing and evaluating the investment services provided by each Sub-Adviser, including adherence to the Fund's investment objectives and policies, performance and specific portfolio security advice. In accordance with the Fund's investment objectives and policies, and under the supervision of CoreStates Advisers and the Fund's Board of Directors, each Sub-Adviser is responsible for the day-to-day investment management of a discrete portion of the assets of a Fund. The Sub-Advisers make investment decisions for the Fund and place orders on behalf of the Fund to effect the investment decisions made.

         CoreStates Advisers also monitors the compliance of the Fund with legal and tax regulations, such as those relating to portfolio concentration and diversification. For the most part, compliance with these requirements by each Sub-Adviser for its portion of the Fund's assets will assure compliance by the Fund as a whole. CoreStates Advisers monitors positions taken by each Sub-Adviser and will notify such Sub-Adviser of any developing situations. To the extent that having multiple Sub-Advisers responsible for investing separate portions of the Fund's assets creates the need for coordination among Sub-Advisers, there is an increased risk that the Fund will not comply with applicable regulatory and tax requirements.

         It is possible that different Sub-Advisers to the Fund could take opposite actions within a short period of time with respect to a particular security. For example, one Sub-Adviser could buy a security for the Fund and shortly thereafter another Sub-Adviser could sell the same security from the portion of the Fund's assets allocated to it. If in these circumstances the securities could be transferred from one Sub-Adviser's portion of the Fund to another, the Fund could avoid transaction costs and could avoid creating possible wash sales under the Code. Such transfers are not practicable, but the Sub-Advisers and CoreStates Advisers do not believe that there will be material adverse effects on the Fund as a result. First, it does not appear likely that there will be substantial overlap in the securities acquired for the Fund by the Sub-Advisers. Moreover, the Sub-Advisers would probably only rarely engage in the types of offsetting transactions described above, especially within a short time period. Therefore, it is a matter of speculation whether offsetting transactions would result in any significant increases in transaction costs or have significant tax consequences. It is true that wash sales could occur in spite of the efforts of CoreStates Advisers, but it is believed that the benefits of using multiple managers outweigh the consequences of any wash sales.

Information Regarding CoreStates Advisers

         CoreStates Advisers is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and currently acts as the investment adviser to the Company's Equity Funds, Balanced Fund, Fixed Income Funds and Money Market Funds. In addition, CoreStates Advisers performs most investment management and investment advisory functions for the trust departments of CoreStates's banking subsidiaries. In that connection, CoreStates Advisers performs certain investment advisory, research, trading, and fund management functions. It also provides investment management and advisory services to customers unrelated to CoreStates. CoreStates Advisers does not currently provide investment services to any other investment companies having an investment objective similar to the Funds'.

         The principal offices of CoreStates Advisers are located at 1500 Market Street, Philadelphia, Pennsylvania 19102. CoreStates Advisers is a wholly-owned subsidiary of CoreStates Bank, N.A. ("CoreStates Bank"), 1500 Market Street, Philadelphia, Pennsylvania 19102, which in turn is a wholly-owned subsidiary of CoreStates Financial Corp., 1500 Market Street, Philadelphia, Pennsylvania 19102.

         For its investment advisory services to the Fund under the Investment Advisory Agreement dated April 12, 1996, CoreStates Advisers receives a fee which is calculated and paid monthly at an annual rate of .80% of the Fund's average daily net assets. For the fiscal year ended June 30, 1997, CoreStates Advisers received investment advisory fees from the Fund of $1,131,220. Out of this amount, CoreStates retained $662,117 after paying sub-advisory fees to Aberdeen and Martin Currie.

Information Regarding Aberdeen

         Aberdeen, a Delaware corporation located in Ft. Lauderdale, Florida, is a wholly-owned subsidiary of AAM, which is owned by Scottish Provident, 7-11 Melville Street, Edinburgh, EH3 7YZ, Scotland (41%), Phoenix Home Life Mutual Insurance Company, One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056 (11.33%), and Philadelphia International Equities, Inc., a subsidiary of CoreStates, 530 Walnut Street, P.O. Box 7618, Philadelphia, Pennsylvania 19101 (10.27%). In addition, AAM's shares are listed on the London Stock

Exchanges and are held by a number of other individual and institutional investors in addition to those listed above. AAM was formed in 1876, and has been managing investment funds since 1986. It formed Aberdeen in 1995 in order to, among other things, provide investment advisory services in the U.S. Although Aberdeen has had extensive experience in managing a variety of international equity investment companies, the International Growth Fund is the first U.S. registered investment company for which Aberdeen has acted in an investment advisory capacity. Aberdeen is located at Nations Bank Tower, 22nd Floor, Ft. Lauderdale, Florida 33394. Aberdeen does not currently provide investment services to any other investment companies having an investment objective similar to the Fund's.

         The portion of the Fund's assets allocated to Aberdeen will be managed by Beverley Hendry. Mr. Hendry, Chief Executive Officer and Director of Aberdeen, is a graduate of the University of Aberdeen, Scotland. He spent over three years as the Financial Director of Norten Christensen, a business specializing in oil exploration. Prior to joining Aberdeen, he was a Managing Director of Aberdeen Unit Trust Managers Limited, another AAM subsidiary, from 1987 to 1995.

         Listed below are the names and principal occupations of the Directors and principal executive officers of Aberdeen. The principal business address of each Director and principal executive officer, as it relates to their duties at Aberdeen, is set forth below. No Director of the Fund purchased or sold shares of Aberdeen or AAM during the Fund's most recent fiscal year.

Name and Address                 Office or Title                          Principal Occupation
----------------                 ---------------                          --------------------
Beverley Hendry                  Chief Executive Officer, Chief           Chief Executive Officer of
Nations Bank Tower               Operations Officer, Vice                 Aberdeen
22nd Floor                       President, and Treasurer,
Ft. Lauderdale, FL               Director
33394
Martin James Gilbert             President, Director                      Chief Executive of Aberdeen
Nations Bank Tower                                                        Asset Management PLC
22nd Floor
Ft. Lauderdale, FL
33394
James Legh Pope                  Assistant Treasurer, Director            Managing Director of
Nations Bank Tower                                                        Philadelphia International
22nd Floor                                                                Corporation
Ft. Lauderdale, FL
33394
Gawaine Lewis                    Secretary, Director                      Investment Adviser
Nations Bank Tower
22nd Floor
Ft. Lauderdale, FL
33394

Information Regarding Martin Currie, Inc.

         CoreStates Advisers also has entered into a sub-advisory agreement with Martin Currie, Inc. with respect to the management of a portion of the Fund's portfolio. The Transaction will have no effect upon Martin Currie and no changes will be made with reference to Martin Currie's agreement.

Description of the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement

General

         Aberdeen has served as Sub-Adviser to the Fund pursuant to the Existing Sub-Advisory Agreement, which was approved by the Fund's shareholders on March 15, 1996. This Agreement terminated upon consummation of the Transaction.

         The Board of Directors is recommending that Shareholders of the Fund approve the New Sub-Advisory Agreement between CoreStates Advisers and Aberdeen, a copy of which is attached as Appendix A to this Proxy Statement. The description of the New Sub-Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Appendix A. The form of agreement is identical to the Existing Sub-Advisory Agreement except for dates and the current name of the Fund's Distributor.

Duties Under the New Sub-Advisory Agreement

         Under the New Sub-Advisory Agreement, Aberdeen will make the investment decisions for the assets of the Fund allocated to it by CoreStates Advisers, and will continuously review, supervise, and administer the Fund's investment program with respect to these assets. Aberdeen will discharge its responsibilities subject to the supervision of CoreStates Advisers and the Directors of the Fund in a manner consistent with the Fund's investment objectives, policies and limitations. The New Sub-Advisory Agreement also provides that Aberdeen will not be protected against any liability to the Fund, its shareholders, or CoreStates Advisers by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by Aberdeen of its obligations or duties thereunder.

Directors' Consideration

         The Directors of the Fund, including all of the Directors who are not "interested persons" of the Fund, approved the general form of the New Sub-Advisory Agreement with respect to the Fund at a meeting held on September 4, 1997. The Directors received written and oral information from both CoreStates Advisers and Aberdeen. CoreStates Advisers recommended the continuation of Aberdeen as an investment sub-adviser after the consummation of the Transaction. The Directors reviewed the material presented by Aberdeen at the last Board meeting and considered, among other factors, information about key personnel, investment philosophy and process and performance track record.

         In recommending that the Shareholders approve the New Sub-Advisory Agreement, the Directors carefully evaluated the investing experience of Aberdeen's key personnel and the quality of services expected to be provided to the Fund, including, but not limited to: (1) the nature and quality of the services previously rendered and expected to be rendered to the Fund by Aberdeen; (2) the distinct investment objective and policies of the Fund; (3) the fact that the compensation payable to Aberdeen under the New Sub-Advisory Agreement will be at the same rate currently payable to Aberdeen under the Existing Sub-Advisory Agreement and the same as that payable to Martin Currie;
(4) the history, reputation, qualification and background of Aberdeen as well as the qualifications of their personnel and their respective financial conditions;
(5) their performance records; (6) the fact that no change in the managers who work with the Fund whatsoever will be made at Aberdeen as a result of the Transaction; (7) the continuing benefits expected to be realized as a result of the multiple manager structure; and (8) other factors deemed relevant. In making its recommendation, the Board placed particular emphasis on factors (1), (3),
(4) and (6), above.

Duration and Termination

         Unless terminated earlier, the New Sub-Advisory Agreement will continue in effect for a period of two years from the date of effectiveness, and thereafter, for periods of one year for so long as such continuance is specifically approved at least annually (i) by the vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Directors, and
(ii) by the vote of a majority of those Directors who are not parties to the Investment Advisory Agreement or the New Sub-Advisory Agreement or who are not "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

         The New Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that CoreStates Advisers' investment advisory agreement with the Fund is terminated. The New Sub-Advisory Agreement is also terminable by, CoreStates Advisers or Aberdeen at any time, without penalty, on 60 days' written notice by the Board of Directors or by vote of a majority of the Fund's outstanding voting securities.

Compensation

         Under the New Sub-Advisory Agreement, CoreStates Advisers will pay Aberdeen a fee, which is calculated and paid monthly, at the rate of .375% of the average daily net assets of the portion of the assets of the International Growth Fund managed by Aberdeen. For the Fund's fiscal year ended June 30, 1997, Aberdeen received $106,202 in compensation from CoreStates Advisers for its services to the Fund under the Existing Sub-Advisory Agreement.

Required Vote

         Approval of the New Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Fund. In the event Shareholders of the International Growth Fund do not approve the adoption of the New Sub-Advisory Agreement at the Special Meeting to which this Proxy Statement relates, or any adjournment thereof, CoreStates Advisers and the Directors will consider the appropriate course of action.

         THE DIRECTORS RECOMMEND THAT THE SHAREHOLDERS OF THE INTERNATIONAL GROWTH FUND VOTE FOR APPROVAL OF THE "NEW" SUB-ADVISORY AGREEMENT WITH ABERDEEN.

Distribution

         SEI Investments Distribution Co. (the "Distributor"), an affiliate of Fund Resources, serves as Distributor of the Fund's shares pursuant to a Distribution Agreement dated October 30, 1992. The principal offices at the Distributor are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Portfolio Transactions

         For the fiscal year ended June 30, 1997, the Company did not pay any brokerage commissions to affiliates.

5% Shareholders

         As of October 31, 1997 the following persons were the only persons who were, to the knowledge of the Company, beneficial owners of 5% or more of shares of the Fund:

                                          Name and Address                    Number of             Percentage of
            Fund                         of Beneficial Owner                    Shares                Fund Shares
            ----                         -------------------                  ---------             -------------
International Growth           Patterson & Co.                              5,622,588.119               48.36%
Fund                           PNB Personal Trust Acctg
                               P.O. Box 7829
                               Philadelphia, PA  19101-7829
                               ----------------------------------------------------------------------------------
                               Patterson & Co.                              4,330,933.780               37.25%
                               PNB Personal Trust Acctg
                               P.O. Box 7829
                               Philadelphia, PA  19101-7829
                               ----------------------------------------------------------------------------------
                               Patterson & Co.                              1,083,923.248               9.32%
                               PNB Personal Trust Acctg
                               P.O. Box 7829
                               Philadelphia, PA  19101-7829


Adjournment

         In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by Aberdeen.

Required Vote

         Approval of the Proposal requires the affirmative vote of a majority of the outstanding shares of a Fund. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

         Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposal to which it relates.

Shareholder Proposals

         The Company does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Company c/o SEI Investments Company, Legal Department, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Reports to Shareholders

         THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT TO SHAREHOLDERS OF THE COMPANY AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, ON REQUEST. REQUESTS SHOULD BE MADE BY WRITING TO THE COMPANY C/O FUND RESOURCES, AT 530 EAST SWEDESFORD ROAD, WAYNE, PENNSYLVANIA 19087, OR BY CALLING 1-800-355-CORE.

Other Matters

         The Directors know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             ----------------------

         SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

                                   APPENDIX A

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                       COREFUNDS INTERNATIONAL GROWTH FUND


                  AGREEMENT made as of December 15, 1997 between CORESTATES INVESTMENT ADVISERS, INC., a Pennsylvania corporation (hereinafter the "Investment Adviser"), and ABERDEEN FUND MANAGERS INC. a Delaware corporation (hereinafter the "Sub-Adviser").

                  WHEREAS, CoreFunds, Inc., a Maryland corporation (the "Fund") is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

                  WHEREAS, the Fund is authorized to issue shares of Common Stock in separate series representing shares in a separate portfolio of securities and other assets; and

                  WHEREAS, the Investment Adviser is a party to an Investment Advisory Agreement, dated as of April 12, 1996 with the Fund, pursuant to which the Investment Adviser provides investment advisory services to the Fund and certain of its portfolios; and

                  WHEREAS, the Investment Adviser wishes to have the Sub-Adviser act as a sub-investment adviser for a portion of the assets of the Fund's International Growth Portfolio and as such to provide the Investment Adviser with investment advisory services, including investment management, investment research and investment recommendations, and the Sub-Adviser is willing to provide such services;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

I. Appointment. The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

II. Delivery of Documents. The Fund or the Investment Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following:

         A. the Fund's Articles of Incorporation, as filed with the Secretary of State of Maryland on September 11, 1984, and all amendments thereto (such Articles, as presently in effect and as they shall from time to time be amended or supplemented, are herein called the "Articles of Incorporation");

         B. the Fund's By-Laws and amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

         C. resolutions of the Fund's Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

         D. the Fund's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on September 11, 1984 and all amendments thereto;

         E. the Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 2-93214) and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

         F. the Fund's most recent Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus").

                  The Fund or the Investment Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

III. Management. Subject to the supervision of the Fund's Board of Directors and the Investment Adviser, the Sub-Adviser will provide a continuous investment program for a portion of the assets of the International Growth Portfolio of the Fund, as determined by the Investment Adviser, including investment research and management with respect to that portion of securities and investments and cash equivalents managed by the Sub-Adviser for the International Growth Portfolio of the Fund and such other portfolios (hereinafter collectively, the "Portfolios") offered by the Fund and identified by the Fund as appropriate to use a sub-investment adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained, or sold by the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Fund's Board of Directors. The Sub-Adviser acknowledges and agrees that the Fund shall have no responsibility to pay the Sub-Adviser, and that any compensation to be paid to the Sub-Adviser shall be paid by the Investment Adviser pursuant to Section 7 of this Agreement.

                  The Sub-Adviser further agrees that it:

         A. will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with any regulations of the Comptroller of the Currency pertaining to the investment advisory activities of national banks;

         B. will not make loans to any person to purchase or carry the Fund shares or make loans to the Fund;

         C. will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers the primary consideration of the Sub-Adviser will be the prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers or dealers who provide supplemental research to the Sub-Adviser may receive orders for transactions with the Fund. In no instance will portfolio securities be purchased from or sold to SEI Investments Distribution Company, CoreStates

Financial Corp, or any affiliated person of either the Fund, SEI Investments Distribution Company, or CoreStates Financial Corp;

         D. will maintain all books and records with respect to the Fund's portfolio securities transactions and will furnish the Fund's Board of Directors such periodic and special reports as the Board may request;

         E. will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

         F. will provide to the Fund and the Fund's other service providers, at such intervals as may be reasonably requested by the Fund, information relating to (i) the performance of services by the Sub-Adviser hereunder, and (ii) market quotations of portfolio securities held by the Fund;

         G. will direct and use its best efforts to cause the broker or dealer involved in any portfolio transaction with the Fund to send a written confirmation of such transaction to the Fund's Custodian and Transfer Agent; and

         H. will not purchase shares of the Fund for itself or for accounts with respect to which it is exercising sole investment discretion in connection with such transactions.

IV. Services Not Exclusive. The investment management services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

V. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

VI. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund and the cost of obtaining market quotations of portfolio securities held by the Fund.

VII. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date of this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee, computed daily and paid monthly, at an annual rate of .375% of the portion of the Portfolio's average daily net assets allocated to such Sub-Adviser. The Sub-Adviser may from time to time and at its discretion voluntarily waive all or a portion of its sub-advisory fees in order to assist the Fund in maintaining a competitive expense ratio.

VIII. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

IX. Duration and Termination. This Agreement will become effective as of the date first above written, provided that it shall have been approved by the Fund's shareholders in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until July 1, 1999. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of twelve months, each ending on July 1 each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities. Notwithstanding the foregoing, this Agreement may be terminated at anytime on sixty days' written notice, without the payment of any penalty, by the Fund (by vote of the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities), by the Investment Advisor or by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

X. Amendment of This Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

XI. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Pennsylvania law.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                      -A-4-

                                     CORESTATES INVESTMENT ADVISERS, INC.


                                     By: ______________________________________
                                     Name: ____________________________________
                                     Title: ___________________________________

                                     ABERDEEN FUND MANAGERS INC.


                                     By: ______________________________________
                                     Name: ____________________________________
                                     Title: ___________________________________




                                      -A-5-

                                 COREFUNDS, INC.
                            International Growth Fund

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 15, 1997

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee, Kevin P. Robins and Marc H. Cahn as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the International Growth Fund (the "Fund") of CoreFunds, Inc. (the "Company"), to be held in the offices of SEI Fund Resources, 530 East Swedesford Road, Wayne, Pennsylvania 19087, on December 15, 1997, at 3:30 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of stock of said Company that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the approval of the selection of Aberdeen Fund Managers, Inc. ("Aberdeen") as Sub-Adviser for a portion of the assets of the Fund, and the approval of a new Sub-Advisory Agreement between CoreStates Investment Advisers, Inc. ("CoreStates Advisers") and Aberdeen relating to the Fund and, in accordance with their own discretion, on any other matters properly brought before the Meeting.


THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:


PROPOSAL 1.      Approve the selection of Aberdeen as a sub-adviser
                 for a portion of the assets of the Fund, and to approve a new Sub-Advisory Agreement between CoreStates Advisers and Aberdeen relating to the Fund.

                 ____For          ____Against                ____Abstain

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1997
      -----------------                          -------------------------------
                                                 Signature of Shareholder


                                                 -------------------------------
                                                 Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                                        2